COMMERCIAL SECURITY AGREEMENT


Principal     Loan Date        Maturity      Loan No.      Call/Coll
$300,000      07-05-2016                     45668585      150
____________________________________________________________________
Account     Officer     Initials
            2705
____________________________________________________________________
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing******* has been omitted due to the text length limitations.
____________________________________________________________________


Grantor:  Sciertific  Industries,Inc.
80 Orville Drive, Suite 102
Bohemia, NY  11716


Lender:  First National Bank of
Pennsylvania
BBU Pittsburgh
ONE FNB BLVD
HERMITAGE,PA 16148




THIS COMMERCIAL SECURITY AGREEMENT dated July 5, 2016, is made and executed between Scientific Industries, Inc. ("Grantor") and First National Bank of Pennsylvania ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter
acquired   whether now existing or hereafter arising,  and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performanceof all other obligations under the Note and this Agreement:

All Inventory, Chattel Paper, Accounts, Equipment, Documents and General Intangibles

In addition,   the word "Collateral" also includes all the following, whether now owned or hereafter acquired,  whether  now existing or hereafter
arising,   and where er located:

(A) All accesions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.
(B) All products and produce of any of the property describedin this Collateral section.
(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.
(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.
(E)    All  records and data relating to any of the property described in this Collateral section,  whether in  the form of a writing,
photograph, microfilm,   microfiche,  or electronic media,  together
with  all of Grantor's right,  title,  and interest in and to all
computer software  required to utilize,  createi maintain,   and
process any such recordsor data on electronic media.


CROSS-COLLATERALIZATION. In addition to the Note,  this Agreement secures
all obligations,  debts and liabilities,    plus interest thereon,   of
Granter to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Granter may be liable individually or jointly with others whether obligated as guarantor, surety, accommodationparty or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

FUTURE ADVANCES.   In  addition to the Note,  this Agreement secures all
future advances made by Lenderto Granter regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

RIGHT OF SETOFF. To the extent permitted  by applicablelaw,  Lender reserves a  right of setoff in all Grantor's  accounts with  Lender (whether
checking,   savings  or some other account and whether evidenced by a
certificate  of deposit).   This includes  all accounts Granter holds  jointly
with  someone   else  and all accounts Granter may open in  the future.
However,  this does not include any IRA or Keogh accounts,  or any trust
accounts for which setoff would be prohibited  by law.   Grantor
authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing o the Indebtednessagainst any and all such accounts.

GRANTOR'S REPRESENTATIONSAND  WARRANTIESWITH RESPEC TO THE COLLATERAL.
With respect to the Collateral,  Grantor represents and promises to Lender that:
Perfection of Security Interest. Granter agreesto take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral,
and   Grantor will  note Lender's  interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.  This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtednessis paid in full and even tho gh for a period of time Grantor may not be indebted to Lender.
Notices to Lendor.   Grantor will  promptly notify Lender in  writing  at
Lender's address shown above (or such  other addressesas Lender may designate from time to time)  prior  to any  (1) changein Grantor's name;
(2)  change in Grantor's assumedbusiness name(s);  (3)  change in the
management of the Corporation Granteo;   (4)  change in the authorized
signer(s); (5) change in Grantor's  principal  office  address;
(6) change in Grantor's state of organization;  (7)  conversion of Grantor to a new or different  type of business  entity;  or  (8) change in any other as eel of Grantor that  directly  or indirectly relatesto any
agreements between Grantor and Lender.   No change in  Grantor's name
or state of organization  will  take effect until after Lender has received notice.
No Violation.   The execution and delivery of this Agreement will  not
violate any law or agreement governing Grantor or to which Granter is a party,  and  its certificate  or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.
Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the
Uniform Commercial Code,  the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with  all applicable  laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appea rto be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and
valid account representing an undisputed,   bonafide indebtedness incurred
by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to  a contract of sale,  or for services previously performed by
Grantor with  or for the account debtor.   So long as this Agreement
remains in effect,   Grantor  shall not,  without  Lender's prior written
consent,  compromise,  settle,   adjust,   or extend payment under or with
regard to  any  such Accounts.    There  shall  be no setoffs or counterclaims
against any of the Collateral,   and no  agreement shall have been
made under  which any deductions  or discounts  may be claimed concerning the Collateral except those disclosed to Lender in writing.
Location  of tlie Collateral.  Except  in  the ordinary course of Grantor's
business,   Grantor agrees to keep the Collateral   (or to the extent the
Collateral consists   of  intangible  property such as accounts or general
intangibles,  the  records  concerning  the  Collateral)   at Grantor's
address shown above or at such other locations as are acceptableto Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender  a schedule of real properties and Collateral
locations  relating to Grantor's operations,  including   without   limitation
the following:   (1)    all  real property Grantor  owns or is purchasing;
(2)  all real property Grantor is renting or leasing; (3)  all  storage
facilities Grantor owns  rents,  leases,  or uses;  and  (4)   all other
properties where Collateral is  or may be located.
Removal   of the Collateral.  Except in the ordinary course of Grantor's
business,  including the sales  of inventory,   Grantor shall   not remove
the Collateral from its existing location  without  Lender's prior written
consent.   To the extent that the Collateral   consists of vehicles,   or
other titled property,   Grantor  shall  not take or permit any action which
would require application for certificates of title for the vehicles outside the State of New York, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact
Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following:
(1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.
Transactions involving Collateral.  Except for  inventory sold or accounts
collected  in the  ordinary   course  of  Grantor's  business,   or  as
otherwise provided  for  in this Agreement,   Grantor shall not sell,  offer
to  sell,  or otherwise  transfer  or dispose  of the Collateral.     While
Grantor is  no   in  default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its  business  and  only to buyers
who qualify as a  buyer  in the ordinary course of business.   A sale in  the
ordinary course of Grantor's business does not include a transfer in
partial or tota  satisfaction  of a  debt or any bulk sale.   Grantor
shall not pledge, mortgage, encumber or otherwise  permit the Collateral to
be subject to any lien,   security interest,  encumbrance, or charge,  other
than the security  interest  provided for  in  this  Agreement,  without the prior  written  consent of Lender.  This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition
of the Collateral (for whatever  reason) shall be held   in trust  for
Lender and slall not be commingled   with  any other funds; provided
however, this requirement shall not constitute consent by Lender to any
sale  or other  disposition.    Upon receipt,   Grantor shall immediately
deliver  any such proceedsto  Lender.
Title.   Grantor represents and  warrants to Lender that Grantor holds good and marketable title  to the Collateral,  free and clear of all liens
and encumbrances except for the lien of this Agreement.   No financing
statement covering any of the Collateral is  on file in any public office  other than  those  which  reflect  the security  interest created
by this  Agreement  or to  which   Lender has specifically  consented.
Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.
Repairs  and   Maintenance.   Grantor  agrees to  keep and maintain, and
to cause others  to keep  and maintain, the Collateral  in good order, repair and condition  at all times while  this  Agreement remains in
effect.   Grantor further agreesto  pay when due  all  claims  for work done
on,  or services  rendered  or material   furnished in connection  with
the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.
Inspection of Collateral.  Lender and Lender's designated representatives and agents shall have the right at all reasonable  times to examine and inspect the Collateral  wherever  located.
Taxes, Assessments and Liens.   Grantor will   pay when due all taxes,
assessments and liens upon the Collateral,  its use or operation,  upon this Agreement,  upon  any promissory note or notes evidencing the
Indebtedness, or upon any of the other Related  Documents.    Grantor
may withhold any such payment or may elect to contest any lien if  Grantor is in good faith conducting an appropriate  proceeding  to contest the obligation to  pay and  so long  as Lender's interest in the Collateral
is not jeopardized in Lender's  sole  opinion.   If  the Collateral   is
subjected  to lien  which is not discharged within fifteen (15)  days,
Grantor shall deposit with  Lender cash,  a  sufficient  corporate surety
bond  or othe  security   satisfactory  to  Lender in an amount adequate
to  provide for  the discharge of  the  lien  plus any interest,   costs,
reasonable attorneys'  fees or  other charges that could accrue  as a
result of foreclosure or sale of the Collateral.   In  any contest  Grantor
shall  defend  self and Lender and  shall satisfy any final  adverse judgment before enforcement against  the Collateral. Grantor shall name
Lender as an additional  obligee under any surety bond furnished in the
contest proceedings.   Grantor further agrees to furnish  Lender with
evidencetha  such taxes, assessments, and governmentaland other charges have been paid in  full  and in  a timely  manner.  Grantor  may withhold any such  payment or  may elect to contest any lien if Grantor
is in good faith conducting an appropriate   proceeding  to contest the
obligation  to filay and so long  as Lender's  interest in the Collateral is  not jeopardized.
Compliance With Governmental Requirements.   Grantor shall comply
promptly  with  all   laws,  ordinances,   rules  and  regulations
of  all governmental  authorities,   now or hereafter in  effect,
applicable to  the ownership,  production,  disposition,  or use of the Collateral, including all laws or regulations  relating  to the undue erosion of highly-erodible land  or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.
Hazardous Substances.  Grantor  represents and warrants that the
Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental
Laws or for the generation, manufacture, storage, transportation, treatment,  disposal,  release or  threatened release of any Hazardous
Substance.   The representationsand warranties  contained herein are
based on Grantor's  due diligence  in  investigating the Collateral for
Hazardous Substances.   Grantor hereby  (1) releases and waives  any
future  claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lendera gainst any and all claims and losses resulting from a breachof this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction  o'f this Agreement.
Maintenance of Casualty Insurance.   Grantor shall procure and maintain
all risks insurance, including  without limitation fire, theft and liability coverage  together with such other insuranceas Lender may require with  respect to the Collateral,  in form,  amounts,  coverages and basis reasonably  acceptable  to Lender and issued  by a  company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10)  days' prior written  notice to  Lender and not including  any disclaimer  of the  insurer's  liability  for failure to
give such a notice.   Each  insurance policy also  shall include an
endorsement providing  that coverage in favor of Lender will not  be impaired in any way by any act, omission or default of Grantor or any
other person.   In  connection with  all  policies covering assets in
which Lender holds or  is offered a security interest,  Grantor will provide Lender with such loss payable or other endorsements as Lender
may require.    If Grantor at any time  fails to  obtain or maintain
any insurance  as required  under  this Agreement,   lender  may (but
shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance,"
which  will cover only Lender's interest in the Collateral.
Application o  Insurance Proceeds.    Grantor shall promptly notify
Lender of  any loss or damage to  the Collateral,   whether  or not  such
casualty or loss is  covered by insurance.    Lender may make proof of
loss  if Grantor fails to do so within   fifteen  (15)   days of the
casualty.

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All  proceeds.  If any insurance on  the Collateral, including accrued proceeds thereon, shall be held  by Lender as part of the Collateral.
If Lender consents to repair or replacement of the damaged or destroyed
Collateral, Lender shall,  upon satisfactory proof of expenditure,    pay
or reimburse grantor from the proceeds for the reasonable cost of repair
or restoration.   If Lender does not consent to repair or replacement
of the Collateral, Lender shall retain a sufficient amount of the proceeds to  pay all of the  Indebtedness,  and shall  pay the balance to Grantor.
Any proceeds which  have not been disbursed within six (6)  months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Grantor hereby appoints Lender as its attorney-in-fact with full power and authority to endorse in Grantor's name any check or draft representing the proceeds of any insurance on the Collateral and to settle or compromise in Grantor's name any claims with respect to such insurance. Insurance Reserves. Lender may require Grantor to maintain with Lender
reserves for payment of insurance premiums,   which reserves shall
be created by monthly payments from Grantor of a sum estimated by Lender
to be sufficient to produce,  at least fifteen  (15)   days before
the premium  ue date,  amounts  at least equal to the insurance premiums to
be paid.   If fifteen (15)  days before payment is  due,   the reserve
funds are insufficient,   Grantor  shall  upon demand pay any deficiency
to Lender.  The reserve funds shall be held by Lender as a general deposit and shall  constitute a non-interest-bearing  account which Lender may satisfy by payment of the insurance premiums required to be
paid by Grantor as they become due.   Lender does not hold the reserve funds
in trust for Grantor, and Lender is  not the agent of Grantor for payment of the insurance premiums required to  be paid by Grantor.
The responsibility for  the  payment of  premiums   shall remain
Grantor's sole responsibility.
Insurance  Reports. Grantor, upon request of Lender, shall furnish to
Lender reports on each existing policy of insurance showing such information a Lender may reasonably request including the following:
(1) the name of the insurer; (2) the risks insured;  (3) the amount of the policy; (4) the property insured;  (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy.
In addition,  Grantor shall upon request by Lender (however not more often than annually) have an independent  appraiser satisfactory to
Lender determine, as applicable, the cash value  or replacement cost of the Collateral.
Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect
Lender's security  interest.   At  Lender's  request, Granter additionally
agrees to  sign all other documents  that  are necessary to  perfect, protect, and flontinue Lender's  security interest in the Property.
Grantor will pay all filing fees,  title  transfer fees,  and other fees and costs involved unless prohibited by law  or unless Lender is required
by law to pay such fees and costs.    Grantor irrevocably appoints Lender to
execute documents  necessary to transfer title  if there is a default.
Lender may file a copy of this  Agreement as a financing  statement.
GRANTOR'S RIGHT TO POSSESSION AND TO COLLECTACCOUNTS.   Until default and
except as otherwise  provided  below  with  respect to accounts,  Grantor may have  possession of the tangible personal property and beneficial use of all  the Collateral  and may use it  in  any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collaleral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral.
Until otherwise notified by Lender,   Granter may collect any of the
Collateral consisting of accounts.   At  any time  and even though  no Default
exists, Lender ma exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the lndebtedness. If Lender at any time has possession of any Collateral, whether before or after Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Granter shall request or as Lender,
in Lender's  sole  discretion,   shall deem appropriate under the
circumstances,  but failure to honor any  request by Grantor shall  not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.
LENDER'S EXPENDITURES.   If any  action or proceeding is commenced that
would  materially affect  Lender's  interest  in the Collateral or  if
Granter fails  to  comply with  any provision   of  this Agreement or any
Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited  to discharging  or paying all taxes,  liens,  security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender
to the date of repayment by Grantor.   All such  expenses will become a
part of the Indebtedness and,  at Lender's  option, will  (A)  be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment
which will be due and payable at the Note's  maturity.   The Agreement also
will  secure payment of these amounts.  Such  right shall be in addition to all other rights  and remedies  to which  Lender may be entitled  upon
Default.
DEFAULT.  Defaul  will occur if payment in  full is  not  made immediately when due.
RIGHTS AND REMEDIES  ON DEFAULT.  If Default occurs under this Agreement,
at any time thereafter, Lender shall   have all the rights of a
secured party under  the New York  Uniform Commercial Code.  In  addition and without limitation, Lender may exercise any one or more of the following rights and remedies:
Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Granter would be required to pay,  immediately due and payable,  without notice of any kind to
Grantor.
Assemble Collateral.  Lender may require  Grantor to deliver to Lender all  or any portion of the Collateral  and any and all  certificates of title and other do uments relating to the Collateral.  Lender may require Grantor to assemble the Collateral and make it available  to
Lender at a place to  be  designated  by Lender.  Lender also shall have full  power to enter upon the property  of Grantor to take possession of and remove the collateral.  If the Collateral contains other goods not covered by this Agreement at the time of repossession,
Grantor agrees Lender may take such other goods,  provided that Lender makes reasonable efforts to return them to Grantor after repossession.
Sell the Collateral.   Lender shall  have full power to sell,  lease,
transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable  notice of the time and place of any public sale,  or the time after which any private sale  or any other disposition  of the Collateral is to be made.  However,  no  notice need be provided to any person who,  after Event of Default occurs, enters into  and authenticates an agreement waving  that person's
right to notification of sale.   The requirements of reasonable notice
shall  be met if such notice is given at least ten (10)  days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking,  holding,  insuring,  preparing for sale and
selling the Collateral (including  legal  fees and   costs),  shall
become a part of the Indebtedness secured by this Agreement and payable from the proceeds of the disposition  of the Collateral, and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.
Appoint Receiver.   Lender shall  have the right to have a receiver
appointed  to take possession  of all or any part of the Collateral, with  the power to protect and preserve the Collateral, to operate the
Collateral preceding foreclosure  or sale,   and to  collect the
rents from  the

Collateral  and  apply  the proceeds,  over and above the cost of the receivership, against the Indebtedness. Lender's  right to the appointment of a receiver shall exist  whether or not the apparent value of the Collateral exceeds the Indebtednessby a substantial amount.  The right to a receiver shall  be given to Lender
regardless of the solvency of Grantor and without any requirement to give notice to Grantor.
Collect Revenues, Apply Accounts.  Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral.  Lender may at any time in Lender's discretion transfer any Collateral into Lender's  own name or that of Lender's nominee and receive  the payments, rents, income, and revenues therefrom and hold the same as security for  the Indebtednessor apply it to payment of the Indebtedness in such order of preferenceas Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action,  or similar property,  Lender may demand, collect, receipt for, settle,  compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether  or not Indebtedness or Collateral is  then due.  For these purposes, Lender may, on behalf
of and in the name of  Grantor,  receive,   open and dispose  of
mail addressed to Grantor;  change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment,  or storage of any Collateral. To facilitate collection,  Lender may notify ac ount  debtors and obligors on any Collateralto makepaymentsdirectly to Lender.
Obtain  Deficiency.   If Lender chooses to sell any or all of the
Collateral,  Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided  in this Agreement. Grantor shall  be liable for a
deficiency even if the transaction described in  this subsection is  a sale of accounts or chattel paper.
Other Rights and Remedies. Lender shall have all the  rights and remedies of a secured creditor under the provisions of the Uniform
Commercial Code, as may be amended from time to time.  In addition,
Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.
Election  of Remedies.  Except as  may be prohibited by applicable law,  all of Lender's rights  and remedies,  whether  evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently.
Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make expenditures or to take action to perform an obligation of Grantor under this
Agreement, after Grantor's failure to perform,  shall not affect
Lender's right  to declare a default and exercise  its remedies.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments.  This  Agreement, together with  any Related Documents, constitutes the entire  understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given  in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys' Fees; Expenses.  Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys'
fees and legal expenses for bankruptcy proceedings (including efforts  to  modify  or vacate any automatic  stay or  injunction), appeals, and any anticipated  post-judgment  collection services.
Grantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings.   Caption headings in this Agreementare for
convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Governing Law.  With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law,  the laws of the
State of New York.  In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, we laws of the Commonwealth of
Pennsylvania without regard to its conflicts of law provisions.
However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the  provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the Commonwealth of
Pennsylvania.
Choice  of Venue.  If there is a lawsuit, Grantor agrees upon
Lender's request to submit to the jurisdiction of the courts of
Suffolk County, State of New York.
No Waiver by Lender.   Lender shall not be deemed to have waived
any rights under this Agreement unless such waiver is given in writing
and signed by Lender.   No delay or omission on the part of Lender
in exercising any right shall operate as a waiver of such right or any other right.  A  waiver  by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender, nor any course of dealing  between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this
Agreement, the granting of such consent by Lenderin  any instance shall not constitute continuing  consent to subsequent instances where such consent is required and in all cases such consent  may be granted or withheld in the sole discretion of Lender.
Notices.   Any notice required to be given under this Agreement shall be given in writing,  and shall be effective when actually delivered, when  actually received by telefacsimile (unless otherwise required by law),  when deposited with a nationally recognized overnight courier, or,  if mailed, when deposited in  the United States mail, as first class,  certified or registered mail postage prepaid, directed to the addresses shown  near the beginning  of this  Agreement. Any party may change its address for notices under this Agreement by giving formal written notice  to the other parties,  specifying that the purpose of
the notice is to change the party's address.   For notice purposes,
Grantor agrees to keep Lender informed at all times of Grantor's current
address.   Unless otherwise provided or required by law, if there is
more than one Grantor, any notice given by Lender to any Grantor is deemed to  be notice given to all Grantors.
Power of Attorney.   Grantor hereby appoints Lender as Grantor's
irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to  demand termination of filings of other secured parties.  Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financijng statement or of this Agreement for use as a financing statement.  Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of
Lender's security interest in the Collateral.  Grantor authorizes
Lender to file  a financing statement covering  the Collateral without
Grantor's signature pursuant to Uniform Commercial Code Section
9-402(2)(e).
Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance that finding shall not make the offending provision illegal, invalid, or unenforceableas to any other
circumstance.  If feasible,
the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.
Successors and Assigns. Subject to any limitations stated in this Agreement on transfer  of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties,  their successors and assigns.
If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability  under the Indebtedness.
Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this  Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.
Time is of the Essence. Time is of the essence in the performance of this Agreement.
Waive Jury.  All parties to this Agreement hereb ywaive the right to any jury trial in any action, proceeding,  or counterclaim brought by any party against any other party.
DEFINITIONS.  The following  capitalized  words and terms shall have the
following  meanings when used in this Agreement.   Unless specifically
statedto  the contrary, all references to dollar amounts shall mean amounts
in  lawful money of the United  States of America.   Words and terms
usedin the singular  shall include the plural, and the plural shall include
the singular,  as the context may require.   Words and terms not otherwise
definedin this Agreement shall have the meanings attributed to such terms in  the Uniform Commercial Code:
Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time,  together with all exhibits and schedules attached to this
Commercial Security Agreement from time to time.
Borrower.  The word "Borrower"  means Scientific Industries, Inc. and includes all co-signers and co-makers signing  the Note and all their successors  and assigns.
Collateral.   The word "Collateral" means all of Grantor's right,  title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.
Default.  The  word "Default"  means the Default set forth in this Agreement in the section titled "Default".
Environmenta Laws. The words "EnvironmentalLaws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act
of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the
Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this
Agreement.
Grantor.  The word "Grantor" means Scientific Industries,  Inc..
Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardousor toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.
Indebtedness. The word "Indebtedness" means and includes any and all of Grantor's liabilities, obligations, debts, and indebtedness to Lender, now existing  or hereinafter incurred or created, including, without limitation, all loans, advances, future advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, leaseobligations, other obligations, and liabilities of Grantor, or any of them, and any present or future judgments against Grantor, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Grantor may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety;
whether recovery on the indebtedness may be or may become barred or unenforceable against Grantor for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy,insanity,  ultra vires or otherwise..
Lender. The word "Lender" means First National Bank of Pennsylvania, its successorsand assigns.
Note.   Thew word "Note" means the Note executed by Scientific Industries, Inc.;
in the principal amount of $300,000.00 dated June 26, 2015 together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions for the note or credit agreement.
Property.   The word "Property"  means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.
Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
GRANTOR HAS READ AND UNDERSTOODALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENTAND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 5, 2016.

GRANTOR:


SCIENTIFIC INDUSTRIES, INC.

By: /s/ Helena R. Santos
__________________________________________________________________
Helena R. Santos, President and CEO of Scientific Industries, Inc.

                       AGREEMENT TO PROVIDE INSURANCE


Principal     Loan Date        Maturity      Loan No.      Call/Coll
$300,000      07-05-2016                     45668585      150
____________________________________________________________________
Account     Officer     Initials
            2705
____________________________________________________________________
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing******* has been omitted due to the text length limitations.
____________________________________________________________________


Grantor:  Sciertific  Industries,Inc.
80 Orville Drive, Suite 102
Bohemia, NY  11716


Lender:  First National Bank of
Pennsylvania
BBU Pittsburgh
ONE FNB BLVD
HERMITAGE,PA 16148




INSURANCE  REQUIREMENTS.   Grantor, Scientific Industries, Inc.
("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Granter by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the Collateral)

	Collateral:  All Inventory and Equipment.
	Type:  All risks, including fire, theft and liability.
	Amount:  Full Insurable Value.
	Basis:  Replacement value.
	Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to lender.

INSURANCE COMPANY.   Grantor mayobtain insurance from any insurance
company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.
INSURANCE MAILING ADDRESS.   All documents and other materials
relating to insurance for this loan should be mailed, delivered or directed to the following address:

FIRST NATIONAL BANK OF PENNSYLVANIA
PO BOX 703809
DALLAS,TX      75370-3809

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of July 5, 2016,
or earlier.   Grantor  acknowledges and agrees that if Grantor fails to
provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the
applicable  security document.   The  cost  of any such insurance, at
the option of Lender, shall be added to the indebtedness as provided in the security document.
GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE
TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES,
OR  (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S  EQUITY IN
THE  COLLATERAL MAY NOT BE INSURED.  IN  ADDITION, THE INSURANCE
MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY
LAWS.
AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 5, 2016.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS
AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

SCIENTIFIC INDUSTRIES, INC.

By: /s/ Helena R. Santos
__________________________________________________________________(Seal)
Helena R. Santos, President and CEO of Scientific Industries, Inc.